PLEDGE  AGREEMENT  dated as of July 31,  2000,  by and  between  Energy
Systems Investors, L.L.C., a Delaware limited liability company with its offices at c/o Lawrence I. Schneider, 920 Park Avenue, Apt. 4D, New York, New York 10028 (the "Pledgor") and U.S. Energy Systems, Inc., a Delaware corporation (the "Pledgee") with offices at 515 N. Flagler Drive, Suite 702 West Palm Beach, Florida 33401.

                               W I T N E S E T H:

         WHEREAS, Pledgee has issued to the Pledgor 861,110 shares of the Series A Convertible Preferred Stock in Pledgee (the "Stock" or the "Series A Stock") in connection with Pledgor's exercise of an option (the "Option") to acquire the Stock; and

         WHEREAS, in connection with the exercise of the Option, the Pledgor has delivered to Pledgee a limited recourse promissory note (the "Note") of even date herewith in the original principal amount of $7,741,378.90 (which together with the interest, fees and charges thereon are referred to as the "Obligations"); and

         WHEREAS, the Pledgor has agreed to pledge the Pledged Collateral (as defined) to secure its performance of the Obligations;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Pledgor and Pledgee agree as follows:

         1.       Pledge.

                  (a) As collateral security for the performance of the Obligations by Pledgor, Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Pledgee and grants to Pledgee a security interest in the following (the "Pledged Collateral"):

                           (i)      the Stock and the certificates representing
the Stock, and all cash, securities, dividends, increases, distributions and profits received therefrom or in connection therewith, including distributions or payments in partial or complete liquidation or redemption, or as a result of reclassification, readjustment, reorganizations or changes in the capital structure of the issuer thereof or upon conversion of the Stock into securities of the issuer thereof; and

                           (ii)     all products and proceeds of  the  foregoing
and all general intangibles and contract rights related thereto, including without limitation, all revenues, distributions, dividends, property, registration rights, contract rights and other rights and interests that Pledgor is, or may hereafter become, entitled to receive on account of any collateral described in Section 1(a).

                  (b) Notwithstanding the foregoing, the Pledged Collateral shall not include the Pledged Collateral released pursuant to Section 13 of this Pledge Agreement.

                  (c) The security interest granted hereby shall be evidenced by delivery of the certificates evidencing the Stock on the date hereof together with undated assignments separate from the certificate(s) endorsed in blank, executed by Pledgor, covering all of the certificates evidencing the Stock.

         2.  Representations  and  Warranties.   Pledgor  hereby  represent  and
warrants to Pledgee as follows:

                  (a) Pledgor is a limited liability company duly organized and validly existing under the laws of the State of Delaware and has all requisite legal right, power and authority and all necessary licenses and permits to own and operate its assets and properties and to carry on its business as now conducted.

                  (b) Pledgor has all requisite legal right, power and authority to execute, deliver and perform the terms and provisions of the Note, this Pledge Agreement and all other instruments and documents delivered by it pursuant hereto and thereto. Pledgor has taken all necessary action to authorize the execution, delivery and performance of the Note, this Pledge Agreement and all other instruments and documents delivered or to be delivered by Pledgor pursuant hereto and thereto. The Note, this Pledge Agreement and all other instruments and documents executed and delivered or to be executed and delivered pursuant hereto and thereto constitute and will constitute legal, valid and binding obligations of Pledgor enforceable against Pledgor in accordance with their respective terms.

                  (c) Neither the execution and delivery of the Note, this Pledge Agreement nor any of the instruments and documents delivered or to be delivered pursuant hereto and thereto, nor the consummation of the transactions herein contemplated or therein, nor compliance with the provisions hereof or thereof, will violate any law or regulation, or any order, writ or decree of any court or governmental instrumentality, or will conflict with, or result in the breach of, or constitute a default in any respect under, any indenture, mortgage, deed of trust, agreement or other instrument to which Pledgor is a party, or by which Pledgor or any of its properties may be bound or affected, or will result in the creation or imposition of any lien, charge or encumbrance upon any of the property of Pledgor (except as contemplated hereunder), or will violate any provision of the Articles of Organization or the Operating Agreement (each as amended to date) of Pledgor.

                  (d) Pledgor is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party, or by which it or any of its properties may be bound or affected except for such defaults which, individually or in the aggregate, will not have a material adverse effect on the business, operations, property, assets or condition (financial or otherwise), of Pledgor.

                  (e) Pledgor is not in default with respect to any order, writ, injunction or decree of any court or of any federal, state, municipal or other governmental authority, or in violation of any law, statute or regulation to which it is, or any of its properties are subject except for such defaults or violations which, individually or in the aggregate, will not have a material adverse effect on the business, operations, property, assets or condition (financial or otherwise), of Pledgor.

                  (f) All authorizations, consents, registrations, exemptions, approvals and licenses (governmental or otherwise) or the taking of any other action (including, without limitation, by the members or manager of Pledgor) which are required as a condition to the validity or enforceability of the Note, this Pledge Agreement or any of the instruments or documents delivered or to be delivered pursuant hereto or thereto have been effected or obtained and are in full force and effect.

                  (g) Pledgor is the legal and equitable owner of the Pledged Collateral free and clear of liens, claims, encumbrances and security interests of every kind and nature. The security interest granted by Pledgor to Pledgee under this Pledge Agreement constitutes a valid and perfected first priority security interest in and lien on the Pledged Collateral. The Pledged Collateral is not subject to any other adverse claim, lien or encumbrance whatsoever.

                  (h) There are no actions, suits, investigations or administrative proceedings of or before any court, arbitrator or governmental authority, pending or, to the best of its knowledge threatened, against Pledgor or any of its properties or assets, which (i) either in any case or in the aggregate, if adversely determined, would materially and adversely affect the business, operations, prospects, properties, assets or condition (financial or otherwise), of Pledgor or (ii) question the validity or enforceability of this Pledge Agreement or any action to be taken in connection with the transactions contemplated hereby.

                  (i) After giving effect to the transactions contemplated by the Note and this Pledge Agreement, there does not exist any condition, event or act which constitutes an Event of Default (as defined herein) hereunder (or an event of default under the Note) or which, after notice or lapse of time, or both, would constitute an Event of Default hereunder (or an event of default under the Note).

                  (j) The Pledgor's total assets (excluding the Pledged Collateral) less its total liabilities (excluding the Obligations), as otherwise determined in accordance with U.S. generally accepted accounting principles ("GAAP") ("Net Worth"), is not less than $100,000 as of the date hereof.


         3. Events of Default. Pledgor shall be in default under this Agreement if any of the following events ("Events of Default") shall occur:

                           (a)      Pledgor  shall fail to pay or perform any of
its Obligations when due after any applicable notice, grace or cure period;

                           (b)      There  shall  occur  any  event  which would
permit Pledgee to
accelerate amounts outstanding to Pledgee pursuant to the Note or any document underlying, evidencing or securing any of the Obligations to Pledgee;

                           (c)      Any representation or warranty made by or on
behalf of Pledgor herein or in any other certificate, agreement, instrument or statement delivered to Pledgee by or on behalf of Pledgor is reasonably determined by Pledgee to have been misleading in any material respect as of the time made or furnished;

                           (d)      The  liens  granted  hereunder  shall ever
become unenforceable or cease to be perfected, first priority liens, as a result of any action or omission of Pledgor;

                           (e)      Pledgor shall fail to perform or observe any
term, covenant, condition or agreement required to be performed or observed by it hereunder and such failure is not cured within five days after the giving of notice to Pledgor of such failure.

         4.       Rights and Remedies of Pledgee Upon and After Default

                  (a) Upon the occurrence of an Event of Default, in addition to any and all other rights and remedies which Pledgee may then have hereunder, under other contracts or agreements between Pledgor and Pledgee, under applicable law, or otherwise, Pledgee may at the option of Pledgee: (i) declare the entire unpaid balance of principal and all accrued interest on the Obligations immediately due and payable, without written notice, demand, or presentment, which are hereby waived; (ii) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Pledged Collateral by any available judicial procedure; (iii) after notification, if any, provided for herein, sell or otherwise dispose of, at the office of Pledgee, or elsewhere, as chosen by Pledgee, all or any part of the Pledged Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Pledged Collateral shall not exhaust Pledgee's power of sale, but sales may be made from time to time until all of the Pledged Collateral has been sold or until the Obligations have been paid in full, provided, however that Pledgee shall have no obligation to sell the Pledged Collateral piecemeal, it being specifically acknowledged that a sale of all of the Pledged Collateral to one purchaser in a single transaction shall be conclusively presumed to be commercially reasonable), and at any such sale it shall not be necessary to exhibit the Pledged Collateral;
(iv) at its discretion, retain the Pledged Collateral in satisfaction of the Obligations whenever the circumstances are such that Pledgee is entitled to do so under the Uniform Commercial Code as in effect from time to time in New York (the "Code"); (v) apply by appropriate judicial proceedings for appointment of a receiver for the Pledged Collateral, or any part thereof, and Pledgor hereby consents to any such appointment; (vi) purchase the Pledged Collateral at any public sale in accordance with the Code; (vii) purchase the Pledged Collateral at any private sale in accordance with the Code; and (viii) exercise the rights set forth in Section 4 hereof in accordance with the Code.

                  (b) Pledgee is authorized, at any sale of the Pledged Collateral, if it deems it advisable, to restrict the prospective bidders or purchasers to those persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to distribution or sale of any of the Pledged Collateral. Upon any such sale, Pledgee shall have the right to deliver, assign, and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor which hereby specifically waives all rights of redemption, stay, or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted, and such waiver shall be deemed to have been made after default. Pledgee shall give Pledgor five days' written notice of its intention to make any such public or private sale. At any such sale the Pledged Collateral may be sold in one lot as an entirety or in separate parcels, as Pledgee may elect, and any such election shall be presumed to be commercially reasonable. Pledgee shall not be obligated to make any such sale pursuant to any such notice. Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall not incur any liability in case of the failure of such purchaser to take and pay for the Pledged Collateral so sold, and, in case of any such failure, such Pledged Collateral may again be sold upon like notice. Pledgee may also, at its discretion, proceed by a suit or suits at law, or in equity to foreclose the pledge and sell the Pledged Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Pledged Collateral, or any partial disposition of the Pledged Collateral, or any part thereof, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

                  (c) Notwithstanding anything to the contrary herein, Pledgor recognizes that Pledgee may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Pledged Collateral) a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view of the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that the making of such private sales shall be deemed to have been commercially reasonable. Pledgor agrees that Pledgee has no obligation to delay sale of any such securities for the period of time necessary to permit the registration of such Pledged Collateral pursuant to a public sale under the Securities Act. Pledgee shall be entitled to rely upon the advice and opinion of any qualified appraiser, dealer/broker or investment banker as to the commercially reasonable price obtainable for the Pledged Collateral, but Pledgee shall not be obligated to solicit or rely upon such advice or opinion.

                  (d)  The  proceeds  of  any  collection,   recovery,  receipt,
appropriation, realization or sale of the Pledged Collateral, or any component thereof, shall be applied by Pledgee as follows:

                           (i)      First, to the payment of all costs, expenses
and charges of the Pledgee, as such, or the reimbursement of the Pledgee for the prior payment of such costs, expenses and charges incurred in connection with the collection, sale, care and safekeeping of the Pledged Collateral or any component thereof (including the expenses of any sale or other proceeding, the expenses of any taking, reasonable attorneys' fees and expenses, court costs, any other expenses incurred or expenditures or advances made by the Pledgee in the protection, enforcement or exercise of its rights, powers or remedies hereunder) with interest on any such reimbursement at the rate of twelve percent per annum from the date of payment.

                           (ii)     Second, to the payment of  the  Obligations,
in whole or in part, in such order as Pledgee may elect, whether such Obligations are then due or not due. The Pledgor shall remain liable for any deficiency only to the extent provided for in the Note.

                           (iii)            Third, to the  payment of  any other
amounts required by applicable law including, without limitation of the Code.

                           (iv)     Fourth, to  the  extent of  any  surplus
thereafter remaining to the Pledgor or as a court of competent jurisdiction may direct.

                  (e) In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Obligations and/or the foregoing, Pledgor shall be liable for the deficiency only to the extent provided for in the Note.

         5. Pledgor's Covenants.

                  (a) Pledgor covenants and agrees to: (i) from time to time promptly execute and deliver to Pledgee all such stock powers, assignments, certificates, supplemental writings, financing statements and other items and do all other acts or things a Pledgee may request in order more fully to evidence and perfect the interest of Pledgee in the Pledged Collateral; (ii) promptly furnish Pledgee with any information or writings which Pledgee may request concerning the Pledged Collateral; (iii) allow Pledgee to inspect all records of Pledgor relating to the Pledged Collateral or the Obligations, and to make and take away copies of such records; (iv) promptly notify Pledgee of any change in any fact or circumstances warranted or represented by Pledgor in this Pledge Agreement or in any other writing furnished by Pledgor to Pledgee in connection with the Pledged Collateral or the Obligations; (v) promptly notify Pledgee of any claim, action or proceeding affecting title to the Pledged Collateral, or any part thereof, or the security interest herein, and, at the request of Pledgee, appear in and defend, at Pledgor's expense, any such action or proceeding; (vi) promptly, after being requested by Pledgee, pay to Pledgee the amount of all reasonable expenses, including reasonable attorney's fees and other legal expenses, incurred by Pledgee in perfecting, maintaining and enforcing the security interest in the Pledged Collateral;

and (vii) promptly upon Pledgee's request certify to Pledgee (in such form as Pledgee requests) its compliance with the Net Worth Requirement (as defined).

                  (b) Pledgor covenants and agrees that, without the prior written consent of Pledgee which may be withheld in Pledgee's absolute discretion, Pledgor will not: (i) sell, assign or transfer any rights of Pledgor in the Pledged Collateral; (ii) grant any options or other rights in the Pledged Collateral; nor (iii) create any other security interest in, mortgage, or otherwise encumber the Pledged Collateral, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the security interest herein created.

                  (c) Pledgor covenants and agrees that (i) at no time while any of the Obligations are outstanding shall its Net Worth be less than the lesser of (the "Net Worth Requirement") (A) $100,000 or (B) the Obligations then outstanding, and (ii) it will promptly notify Pledgee of its non-compliance with the Net Worth Requirement.

         6.       Voting Rights; Dividends; Etc., Prior to Default.

                  (a) As long as no Event of Default, or event which with the giving of notice or lapse of time or both would constitute an Event of Default shall have occurred after the date hereof and be continuing, and Pledgee shall not have given written notice to Pledgor of its intention to foreclosure upon or otherwise dispose of the Pledged Collateral or to exercise its voting rights (or terminate Pledgor's voting rights) pertaining to the Pledged Collateral:

                           (i)      Pledgor shall have the  right  to  vote  the
Pledged Collateral on all corporate questions in a manner not inconsistent with this Pledge Agreement and in particular, Section 7 hereof;

                           (ii)     Pledgor  shall  be  entitled to receive  and
retain any and all ordinary cash dividends on the Pledged Collateral, but any and all stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer thereof or received in exchange for the Pledged Collateral or any part thereof or as a result of the conversion of the Pledged Collateral into any other securities or assets or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral hereunder and, if received by Pledgor, shall be held in trust for the benefit of the Pledgee and forthwith be delivered by Pledgor to Pledgee (accompanied by proper instruments of assignment
and/or  stock powers  executed by  Pledgor   in  accordance  with  Pledgee's
instructions) and held by Pledgee subject to the terms of this Pledge Agreement. Any such distribution (other than ordinary cash dividends) received in the form of cash or money shall be applied as a prepayment of the Obligations in the manner contemplated by Section 3 of the Note.

                  (b) Upon (i) the occurrence after the date hereof of an Event of Default or any event which with the giving of notice or the lapse of time or both would constitute an Event of Default, and (ii) the giving of written notice by Pledgee to Pledgor of its intention to (A) foreclosure upon or otherwise dispose of the Pledged Collateral or (B) exercise its voting rights pertaining to the Pledged Collateral and/or terminating the voting rights of the Pledgor with respect to the Pledged Collateral, all rights of Pledgor to exercise the voting rights and powers which it is entitled to exercise pursuant to section 6(a)(i) hereof and/or to receive the dividends which it is authorized to receive and retain pursuant to section 6(a)(ii) hereof shall cease, at the option of Pledgee, and all such rights shall thereupon become vested in Pledgee which shall have the sole and exclusive right and authority to exercise such voting rights and powers and/or to receive and retain the dividends which Pledgor would otherwise be authorized to retain pursuant to section 6(a) hereof. Pledgee shall have the right upon the occurrence of an Event of Default to notify and direct the issuer of the Pledged Collateral (including the Pledgee) to thereafter make all payments, distributions, dividends and any other distributions payable in respect thereof directly to the Pledgee. Any and all money and other property paid over to or received by Pledgee pursuant to the provisions of this section 6(b) shall be retained by Pledgee as additional collateral hereunder and may be applied (and upon Pledgor's written request all cash shall promptly be applied) in accordance with the provisions hereof.

         7. Voting; Designation of Shares. (a) Pledgor shall take such action as may be required so that all Pledged Collateral is, unless the Pledgee otherwise consents in writing, voted on all matters to be voted on by the holders of the Pledgee's capital stock (i) voting together as a single class, in the same proportion as the votes cast by the holders of such outstanding capital stock voting together as a single class or (ii) voting as a separate class or series of outstanding capital stock, in the same proportion as the votes cast by the holders of the applicable outstanding class or series, as the case may be, or
(iii) if applicable, both (i) and (ii).

                  (b) Nothing in this Section 7 shall be construed to afford the holders of any Series A Stock any voting rights other than those to which they are entitled by law, the Corporation's Certificate of Incorporation (including any applicable certificate of designations or other similar instrument), or the by-laws of the Corporation as in effect from time to time.

         8. Authority of Pledgee. Pledgee shall have and be entitled to exercise all such powers hereunder as are specifically delegated to Pledgee by the terms hereof, together with such powers as are reasonably incidental thereto. Pledgee and any director, officer, employee, agent or representative of Pledgee shall not be liable for any action taken or omitted to be taken by them or any of them hereunder or in connection herewith, except for their own gross negligence or willful misconduct; nor shall Pledgee be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant thereto or in connection herewith. Pledgee shall be entitled to rely on any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons. Pledgor hereby agrees to reimburse Pledgee, on demand, for all reasonable expenses incurred by it in connection with the administration and enforcement of this Pledge Agreement and agrees to indemnify and hold Pledgee harmless from and against any and all liability incurred by it hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of

Pledgee. Other than the exercise of reasonable care in the physical custody of the Pledged Collateral while held by Pledgee, Pledgee shall have no responsibility for or obligation or duty with respect to all or any part of the Pledged Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible generally for the preservation of all rights in the Pledged Collateral. Without limiting the generality of the foregoing, Pledgee shall be conclusively deemed to have exercised reasonable care in the custody of the Pledged Collateral if Pledgee takes such action, for purposes of preserving rights in the Pledged Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by Pledgee in complying with any such request by Pledgor, and no refusal by Pledgee to comply with any such request by Pledgor shall be deemed to be a failure to exercise reasonable care.

         9. Attorney-in-Fact. Pledgor hereby appoints Pledgee Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which Pledgee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Pledgee shall have the right and power, except and to the extent otherwise provided in subsection 6(a), to receive, endorse and collect all checks and other orders for the payment of money made payable to Pledgor representing any dividend or other distribution payable or distributable in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

         10. Performance by Pledgee. Should any covenant, duty or agreement of Pledgor fail to be performed in accordance with its terms hereunder, Pledgee may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Pledgor, and any amount expended by Pledgee in such performance or attempted performance shall become a part of the Obligations, and, at the request of Pledgee, Pledgor agrees to pay such amount promptly to Pledgee at Pledgee's office together with interest thereon at the rate provided in the Note.

         11. Proceeds. Should the Pledged Collateral, or any part thereof, ever be in any manner converted by its issuer or maker into another type of property or any money or other proceeds ever be paid or delivered to Pledgor as a result of Pledgor's rights in the Pledged Collateral, then, in any such event, all such property, money and other proceeds, except only ordinary cash dividends (unless and until payable to Pledgee pursuant to subsection 6(b) hereof), shall become part of the Pledged Collateral, and shall be delivered to Pledgee by Pledgor and if in the form of cash or money shall be applied as a prepayment of the Obligations in the manner contemplated by Section 3 of the Note.

         12. No Waiver; Cumulative Remedies. No failure on the part of Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Pledgee preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         13. Termination. This Pledge Agreement shall terminate when the Obligations have been fully paid and performed, at which time Pledgee shall reassign and redeliver to Pledgor, or to such person or persons as Pledgor shall designate, against receipt, such of the Pledged Collateral (if any) as shall not have been sold or otherwise applied by Pledgee pursuant to the terms hereof and shall be held by him hereunder, together with appropriate instruments of reassignment and release. The security interest created hereby will, with respect to a portion of the Pledged Collateral, be released when and to the extent that the related Obligations have been satisfied. In connection therewith, for each $8.99 in principal amount of Obligations that are paid (including the payment of all accrued interest, fees and charges related to such principal amount), the security interest shall be released with respect to one share of Series A Stock (or the related number of shares of Common Stock issued upon conversion of such shares of Series A Stock). As and when the principal amount of the Note is paid, Pledgor shall designate, subject to Pledgee's approval which shall not be unreasonably withheld, which certificates representing the Pledged Collateral shall no longer be subject to the limitations imposed by Section 7 hereof.

         14. Notices. All notices, requests, demands and other communications which are required or may be given under this Pledge Agreement shall be in writing and shall be deemed to have been duly given or made: if by hand, immediately upon delivery; if by telex, telecopier, telegram or similar electronic device, immediately upon sending, provided it is sent on a business day, but if not, then immediately upon the beginning of the first business day after being sent; if by Federal Express, Express Mail or any other overnight delivery service, on the first business day after dispatch; and if mailed by certified mail, return receipt requested, three (3) business days after mailing. All notices, requests and demands are to be given or made to the parties at the addresses set forth on the first page of this Pledge Agreement (or to such other address as either party may designate by notice in accordance with the provisions of this paragraph).

         15. Binding Agreement; Assignment. This Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, successors, legal representatives and assigns, except that Pledgor shall not be permitted to assign this Pledge Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Pledged Collateral, or any part thereof, or any cash or property held by Pledgee as additional collateral security under this Pledge Agreement.

         16. Miscellaneous. Neither this Pledge Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated orally nor may any of the Pledged Collateral be released or the pledge or the security interest created hereby extended, except by an instrument in writing duly signed by or on behalf of the Pledgee hereunder or except to the extent otherwise provided in
Section 13 herein. The paragraph headings used herein are for convenience of reference only and shall not define or limit the provisions of this Pledge Agreement. This

Pledge Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitutes one agreement.

         17. Severability. In case any lien, security interest or other right of any party hereto shall be held to be invalid, illegal or unenforceable, such invalidity, illegality and/or unenforceability shall not affect any other lien, security interest or other right granted hereby.

         18. Governing Laws. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its choice of law principles.

         IN WITNESS WHEREOF, the parties hereunto, intending to be bound hereunder, have set their hands on the date and at the place first above written.

                               U.S. ENERGY SYSTEMS, INC.

                           By: Goran Mornhed
                               ------------------------
                               Goran Mornhed, President


                              ENERGY SYSTEMS INVESTORS, L.L.C.

                            By:Henry Schneider
                               -------------------------
                               Henry Schneider, Manager